UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  February 14, 2005
                                 -----------------

                          Advanced Nutraceuticals, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

                0-26362                             76-0642336
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      (Commission File Number)          (I.R.S. Employer Identification No.)


             106 South University Blvd. #14, Denver, Colorado 80209
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             (Address of Principal Executive Offices)     (Zip Code)


      (Registrant's telephone number, including area code) - (303) 722-4008
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02 Results of Operations and Financial Condition.

     The Company issued a news release on February 14, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.01 Regulation FD Disclosure.

     The Company issued a news release on February 14, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

     99.1 News Release, dated February 14, 2005.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ADVANCED NUTRACEUTICALS, INC.



 Dated: February 14, 2005                    By: /s/  Jeffrey G. McGonegal
                                                --------------------------------
                                                Jeffrey G. McGonegal
                                                Senior Vice President of Finance